Accrued Expenses And Other Liabilities - Summary of Other Non-current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Uncertain tax position	¥ 161,485	$ 25,341	¥ 174,113
Operating lease liabilities non-current portion	30,677	4,814	11,957
Others	13,555	2,126	6,202
Total	¥ 205,717	$ 32,281	¥ 192,272